SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2004

                                       CW

                                  (Depositor)

   (Issuer in respect of Mortgage Pass-Through Certificates, Series 2004-18)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                       Mortgage Pass-Through Certificates
                                 Series 2004-18

On November 25, 2004, The Bank of New York, as Trustee for CW, Mortgage Pass-Through Certificates Series 2004-18, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2004, among CW as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass-Through Certificates Series 2004-18 relating to the distribution date of November 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of August 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 25, 2004


                             Payment Date: 11/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               Mortgage Pass-Through Certificates, Series 2004-18
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        358,824,807.26    6.000000%    17,052,084.03  1,794,124.04   18,846,208.06       0.00       0.00
                        PO          3,434,392.14    0.000000%        61,469.59          0.00       61,469.59       0.00       0.00
Residual                AR                  0.00    6.000000%             0.00          0.05            0.05       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           5,784,823.16    6.000000%         5,130.59     28,924.12       34,054.71       0.00       0.00
                        B1          2,393,719.93    6.000000%         2,123.00     11,968.60       14,091.60       0.00       0.00
                        B2          1,396,336.62    6.000000%         1,238.42      6,981.68        8,220.10       0.00       0.00
                        B3            797,906.64    6.000000%           707.67      3,989.53        4,697.20       0.00       0.00
                        B4            598,429.98    6.000000%           530.75      2,992.15        3,522.90       0.00       0.00
                        B5            798,121.58    6.000000%           707.86      3,990.61        4,698.47       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        374,028,537.32     -           17,123,991.91  1,852,970.78   18,976,962.69     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        341,772,723.24              0.00
                                PO          3,372,922.55              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           5,779,692.57              0.00
                                B1          2,391,596.92              0.00
                                B2          1,395,098.21              0.00
                                B3            797,198.97              0.00
                                B4            597,899.23              0.00
                                B5            797,413.72              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        356,904,545.41     -
--------------------------------------------------------------------------------

                             Payment Date: 11/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               Mortgage Pass-Through Certificates, Series 2004-18
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    358,824,807.26     6.000000% 12669F4Z3    44.338460      4.665043    888.670043
                           PO      3,434,392.14     0.000000% 12669F5A7    17.024360      0.000000    934.150450
Residual                   AR              0.00     6.000000% 12669F5B5     0.000000      0.497855      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       5,784,823.16     6.000000% 12669F5C3     0.884585      4.986917    996.498718
                           B1      2,393,719.93     6.000000% 12669F5D1     0.884585      4.986917    996.498718
                           B2      1,396,336.62     6.000000% 12669F5E9     0.884585      4.986917    996.498718
                           B3        797,906.64     6.000000% 12669F5F6     0.884585      4.986917    996.498718
                           B4        598,429.98     6.000000% 12669F5G4     0.884585      4.986917    996.498718
                           B5        798,121.58     6.000000% 12669F5H2     0.884585      4.986917    996.498718
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     374,028,537.32       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               Mortgage Pass-Through Certificates, Series 2004-18
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       356,904,545.41   356,904,545.41
Loan count                    714              714
Avg loan rate           6.381301%             6.38
Prepay amount       16,791,716.58    16,791,716.58

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        68,053.71        68,053.71
Sub servicer fees       55,292.17        55,292.17
Trustee fees             2,805.21         2,805.21


Agg advances                  N/A              N/A
Adv this period         37,336.18        37,336.18

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                8,000,000.00     8,000,000.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.856061%           100.000000%            362,259,199.41
   -----------------------------------------------------------------------------
   Junior            3.143939%             0.000000%             11,758,899.62
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          10                 5,999,359.54
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                10                 5,999,359.54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           18,976,962.69         18,976,962.69
Principal remittance amount           17,123,991.91         17,123,991.91
Interest remittance amount             1,852,970.78          1,852,970.78